                                  UNITED STATES
                             SECURITIES AND EXCHANGE
                                   COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): July 14, 2006

                              AMEDIA NETWORKS, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                     0-22055                  11-3223672
----------------------------- --------------------------- ----------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                     Identification No.)


                   2 CORBETT WAY, EATONTOWN, NEW JERSEY 07724 (Address of principal executive offices, including Zip Code)

                                 (732) 440-1992 (Registrant's telephone number,
              including area code)

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
                                                           (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
                                                          (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
                                                       Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
                                                       Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On July 14, 2006, Amedia Networks, Inc. (the "Company") and Lucent Technologies, Inc. ("Lucent") entered into the Amendment to Prior Agreements, dated as of July 10, 2006 (the "Amendment"), pursuant to which they have amended the terms of a number of prior agreements entered into by them, including, without limitation, the (i) Development and Licensing Agreement of January 6, 2004 and (ii) the Supplementary Development Agreement between the Company and Lucent effective as of May 5, 2005 (as well as various supplementary agreements and amendments thereto entered into by them (collectively the "Agreements").

         Under the terms of the Amendment, in lieu of the current royalties of 3.2% of certain revenues payable (under certain circumstances) to Lucent under the Agreements, the Company will be required to pay to Lucent royalties in the amount of 1.5% of specified revenue sources from the Company's Gateway and Switch products that include Lucent owned technologies, PROVIDED, THAT, no royalties accrue or become payable until July 10, 2008. In addition, Lucent waived payment of $835,000 outstanding under the Agreements and the Company paid to Lucent $200,000 upon the execution of the Amendment in respect of deliverables received by it from Lucent under the Agreements. In addition, the parties agreed to terminate the license that the Company was granted to Lucent owned patents under the Agreements; accordingly, the Company is no longer obligated to make any payments to Lucent, if any, owing under such patent license. The termination of the patent license does not affect the Company's rights under the Agreements to develop and sell products based upon or incorporating Lucent owned technologies.

ITEM  9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements.

None.

(b) Pro Forma Financial Information.

None.

(c) Exhibits.

None.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 21, 2006
                                        /s/ Frank Galuppo
                                        -----------------
                                        Frank Galuppo
                                        President and Chief Executive Officer